                            SCHEDULE 14A INFORMATION

                PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
                        SECURITIES EXCHANGE ACT OF 1934
                                 (AMENDMENT NO.)

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:

[X]  Preliminary Proxy Statement
[ ]  Confidential, for Use of the Commission Only (as permitted by Rule
     14a-6(e)(2))
[ ]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-12

                       NATIONWIDE VARIABLE INSURANCE TRUST
                             -----------------------
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                                       N/A
                                       ---
     (NAME OF PERSON(S) FILING PROXY STATEMENT IF OTHER THAN THE REGISTRANT)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1) Title of each class of securities to which transaction applies:_____________

2) Aggregate number of securities to which transaction applies:________________

3) Per unit price or other underlying value of transaction  computed pursuant to
Exchange  Act Rule  0-11  (Set  forth the  amount  on which  the  filing  fee is calculated and state how it was determined):

4) Proposed maximum aggregate value of transaction:

5) Total fee paid:

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange  Act Rule
0-11(a)(2)  and  identify  the  filing  for  which the  offsetting  fee was paid previously.  Identify the previous filing by registration  statement  number, or the Form or Schedule and the date of its filing.

1) Amount Previously Paid:

2) Form, Schedule or Registration Statement No.:

3) Filing Party:

4) Date Filed:

                       NATIONWIDE VARIABLE INSURANCE TRUST
                                 1200 River Road
                                   Suite 1000
                        Conshohocken, Pennsylvania 19428
                                 (800) 848-0920

Nationwide NVIT Government     Nationwide NVIT Money      Nationwide NVIT Money
      Bond Fund                     Market Fund               Market Fund II

                        IMPORTANT SHAREHOLDER INFORMATION

     Enclosed is a Notice, Proxy Statement, and proxy card(s)/voting instruction form(s) for a Special  Meeting of Shareholders  (the "Meeting")  relating to the series  listed  above  (singly,  a "Fund,"  and  collectively,  the  "Funds") of
Nationwide Variable Insurance Trust (the "Trust").  The Meeting is scheduled for
December 10, 2007, at 9:00 a.m.,  Eastern Time, at 1200 River Road,  Suite 1000,
Conshohocken, Pennsylvania 19428.

     The Trust, on behalf of each of the Funds,  has previously  entered into an investment advisory agreement with Nationwide Fund Advisors ("NFA"). Pursuant to this investment advisory  agreement,  NFA may select one or more subadvisers for each of the Funds,  subject to the  supervision  and  direction  of the Board of
Trustees of the Trust (the "Board").  NFA selects subadviser(s) it believes will provide the Funds with high quality investment  management  services  consistent with  the  Funds'  investment  objective.  NFA is  responsible  for the  overall monitoring of the Funds' subadviser(s).

     NFA has selected Nationwide Asset Management, LLC ("NWAM"), an affiliate of
NFA, to serve as subadviser for the Funds.  After determining that the selection of NWAM as subadviser is in the best  interest of the Funds'  shareholders,  the
Board is proposing (the  "Proposal")  that  shareholders  and owners of variable life insurance  policies or variable annuity  contracts  entitled to give voting instructions  to the  shareholders  of the Funds,  as required by the Investment
Company Act of 1940,  as amended,  approve an investment  subadvisory  agreement between  NFA  and  NWAM,  on  behalf  of  each  of the  Funds.  If  approved  by shareholders,  NWAM will  serve as  subadviser  for the  Funds and will  provide day-to-day  portfolio  management  to each  Fund.  NWAM  intends  that  the same portfolio  managers  that  currently  manage the Funds as  employees of NFA will continue to do so, but will do so as employees of NWAM rather than NFA.

     Details of the Proposal are included in the attached Proxy  Statement.  The
Proposal  is not  expected  to result in a change  in the  level or  quality  of services the Funds currently receive. In addition,  the Proposal will not result in a change in the amount of the  investment  advisory fees or overall  expenses paid by your Fund.

     THE PROPOSAL HAS BEEN CAREFULLY  REVIEWED BY THE BOARD.  THE BOARD BELIEVES
THAT THE PROPOSAL IS IN THE BEST  INTERESTS OF  SHAREHOLDERS  OF THE FUNDS.  THE
BOARD  RECOMMENDS  THAT YOU VOTE FOR THE  PROPOSAL.  Whether  or not you plan to attend the Meeting, please take a few minutes to read the enclosed materials and cast  your  vote  promptly.  To  cast  your  vote,  simply  complete  the  proxy card(s)/voting instruction form(s) enclosed in this package. Be sure to sign and date the card(s) before mailing them in the postage-paid  envelope. You also may vote your shares by touch-tone  telephone or through the  Internet.  Simply call
the   toll-free   number  or  visit  the  web  site   indicated  on  your  proxy
card(s)/voting  instruction  form(s)  or  provided  on the  Notice  of  Internet
Availability of Proxy Materials and follow the recorded or online  instructions.
YOUR VOTE IS EXTREMELY IMPORTANT, NO MATTER HOW LARGE OR SMALL YOUR HOLDINGS MAY
BE. IT IS IMPORTANT THAT YOUR VOTE BE RECEIVED BY THE DATE OF THE MEETING.

     Shareholders  who  execute  proxies may revoke them at any time before they are voted by filing a written notice of revocation with the Trust, by delivering a duly  executed  proxy  bearing a later date or by  attending  the  Meeting and voting in person.

     If you have any questions  before you vote,  please call  [Solicitor],  the
Trust's proxy agent, toll-free at [_________].  You may also receive a telephone call from one of [Solicitor]'s proxy solicitation agents asking you to vote your shares. Thank you for your participation in this important initiative.

--------------------------------------------------------------------------------
                         TELEPHONE AND INTERNET VOTING

For your  convenience,  you also may be able to vote by telephone or through the
Internet, 24 hours a day. If your account is eligible, separate instructions are enclosed.
--------------------------------------------------------------------------------

                       NATIONWIDE VARIABLE INSURANCE TRUST
                                 1200 River Road
                                   Suite 1000
                        Conshohocken, Pennsylvania 19428
                                 (800) 848-0920

Nationwide NVIT Government     Nationwide NVIT Money      Nationwide NVIT Money
       Bond Fund                    Market Fund               Market Fund II

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

     To the  shareholders  of each of the  above  Funds of  Nationwide  Variable
Insurance  Trust and to the  owners  of  variable  life  insurance  policies  or
variable  annuity  contracts  entitled  to  give  voting   instructions  to  the
shareholder of any of these Funds:

     Notice  is  hereby  given  that a  Special  Meeting  of  Shareholders  (the
"Meeting") of the series listed above (singly,  a "Fund," and collectively,  the
"Funds") of Nationwide Variable Insurance Trust, a Delaware statutory trust (the
"Trust"), will be held on December 10, 2007, at 9:00 a.m., Eastern Time, at 1200
River Road,  Suite 1000,  Conshohocken,  Pennsylvania  19428. The purpose of the
Meeting is to consider and act on the proposal  (the  "Proposal")  to approve an
investment   subadvisory   agreement  (the  "Subadvisory   Agreement")   between
Nationwide  Fund Advisors  ("NFA"),  the investment  adviser for the Funds,  and
Nationwide Asset Management,  LLC ("NWAM"),  the proposed investment  subadviser for the Funds, on behalf of each of the Funds.

     The attached Proxy  Statement  provides  additional  information  about the
Proposal.  Shareholders  of record of each Fund as of the close of  business  on
September  14, 2007 are entitled to notice of and vote at the Meeting and at any adjournment(s) or postponement(s)  thereof for the Proposal.  Whether or not you plan to attend the Meeting in person, please vote your shares.

     The persons  named as proxies  will vote in their  discretion  on any other business  that may  properly  come before the Meeting or any  adjournment(s)  or postponements(s) thereof.

                                        By Order of the Board of Trustees,

                                        Eric E. Miller,
                                        Secretary

                                        [________], 2007

Your  vote  is   important.   In  order  to  avoid  the  expense  of  additional
solicitations, we urge you to complete, sign, date and return the enclosed proxy card(s) or voting  instruction form as soon as possible.  For your  convenience, the enclosed addressed envelope requires no postage.

                                TABLE OF CONTENTS

QUESTIONS AND ANSWERS                                                       iii
Why have I been sent this Proxy Statement?                                  iii
Why am I being asked to approve the Subadvisory Agreement?                  iii
What are the features of the Subadvisory Agreement?                          iv
What will happen if there are not enough votes to approve the
  Subadvisory Agreement?                                                     iv

PROXY STATEMENT                                                               1

BACKGROUND                                                                    1

GENERAL VOTING INFORMATION                                                    1
Who is asking for my vote?                                                    1
Who is eligible to vote?                                                      2
On what issues am I being asked to vote?                                      2
How do the Trustees recommend that I vote?                                    3
How do I ensure that my vote is accurately recorded?                          3
Whom should I call for additional information about this
  Proxy Statement?                                                            4
May I revoke my proxy/voting instructions?                                    4
How may I get more information about the Trust and the Funds?                 4

INFORMATION RELATING TO THE PROPOSAL                                          5
Board of Trustees' Considerations                                             5
Shareholder Approval                                                          5

THE PROPOSAL -- APPROVAL OF A SUBADVISORY AGREEMENT
BETWEEN NFA AND NWAM, ON BEHALF OF EACH OF THE FUNDS                          6
Background and Description of the Proposal                                    6
Information about NFA and NWAM                                                6
Key Features of the Subadvisory Agreement                                     7

FURTHER INFORMATION REGARDING THE INVESTMENT
ADVISER AND OTHER SERVICE PROVIDERS TO THE TRUST                              8
The Investment Adviser                                                        8
Fund Administrator and Transfer Agent                                         8
Distributor                                                                   9
Custodian                                                                     9

ADDITIONAL INFORMATION ABOUT THE TRUST AND THE FUNDS                          9
Principal Shareholders                                                        9

FURTHER INFORMATION ABOUT VOTING AND THE MEETING                              9

EXHIBIT A: Share Information as of September 14, 2007                       A-1
EXHIBIT B: Form of the Subadvisory Agreement between NFA
  and NWAM, on behalf of each of the Funds                                  B-1
EXHIBIT C: Managers and Principal Executive Officers of NFA
  and NWAM                                                                  C-1
EXHIBIT D: Principal Shareholders as of September 14, 2007                  D-1

QUESTIONS AND ANSWERS

     The  following  questions  and answers  provide an overview of the proposal
(the  "Proposal")  that the  shareholders of the Nationwide NVIT Government Bond
Fund,  Nationwide  NVIT Money Market Fund, and Nationwide NVIT Money Market Fund
II (singly,  a "Fund," and  collectively,  the "Funds") of  Nationwide  Variable
Insurance Trust (the "Trust") approve an investment  subadvisory  agreement (the
("Subadvisory   Agreement")   between   Nationwide  Fund  Advisors  ("NFA")  and
Nationwide  Asset  Management,  LLC ("NWAM").  We encourage you to read the full text of the Proxy Statement that follows.

Why have I been sent this Proxy Statement?

     You have been sent this Proxy Statement  because you have the right to vote on an important Proposal concerning your investment in one or more of the Funds.

     The Trust, on behalf of each of the Funds,  has previously  entered into an investment  advisory  agreement with NFA.  Pursuant to this investment  advisory agreement, NFA may select one or more subadvisers for each of the Funds, subject to the  supervision  and  direction  of the Board of  Trustees of the Trust (the
"Board"). NFA selects subadviser(s) it believes will provide the Funds with high quality  investment  management  services  consistent with the Funds' investment objective.  NFA  is  responsible  for  the  overall  monitoring  of  the  Funds'
subadviser(s).

     NFA has selected  NWAM, an affiliate of NFA, to serve as subadviser for the
Funds. After determining that the selection of NWAM as subadviser is in the best interests of the Funds'  shareholders,  the Board is proposing that shareholders and owners of variable life  insurance  policies or variable  annuity  contracts entitled  to give  voting  instructions  to the  shareholders  of the Funds,  as required by the  Investment  Company Act of 1940,  as amended  (the "1940 Act"), approve the Subadvisory Agreement between NFA and NWAM, on behalf of each of the
Funds. If approved by shareholders,  NWAM will serve as subadviser for the Funds and will provide day-to-day portfolio management to each Fund.

     The  Proposal is not expected to result in a change in the level or quality of  services  the Funds  currently  receive.  NFA will pay NWAM a portion of the investment  advisory fee NFA receives from the Funds. The Subadvisory  Agreement will not  result in an  increase  in the  investment  advisory  fees or  overall expenses paid by the Funds.

     The Board unanimously approved the Subadvisory Agreement at its June 12 and
September 13, 2007 meetings and voted to submit the  Subadvisory  Agreement to a vote of each Fund's shareholders.  The Board recommends that the shareholders of the Funds vote to approve the  Subadvisory  Agreement.  The various factors that the Board  considered in making this  determination  are described in this Proxy
Statement.

     As a shareholder  of one or more of the Funds,  you are entitled to vote on the  Proposal  as it  relates to each Fund in which you own  shares.  This Proxy
Statement  provides  you with  information  regarding  the  Proposal  for you to consider before casting your vote.

Why am I being asked to approve the Subadvisory Agreement?

     The Trust is an investment  company  registered  under the 1940 Act,  which requires that a new investment  advisory  agreement (or  investment  subadvisory agreement,  except in certain  instances where special exemptive relief has been obtained from the Securities and Exchange Commission ("SEC")),  must be approved by a majority of each Fund's  outstanding  voting  securities (as defined in the
1940 Act) to take effect.

     The Funds currently do not have a subadviser.  Because NWAM is an affiliate of NFA, the Subadvisory Agreement must be submitted to shareholders of the Funds for their  vote in order for the  Subadvisory  Agreement  to take  effect.  NWAM intends that the same  portfolio  managers  that  currently  manage the Funds as employees  of NFA will  continue to do so, but will do so as  employees  of NWAM rather than NFA.

     The  provisions  of the 1940 Act  relating to the  approval  of  investment advisory  agreements  are  designed to ensure that  shareholders  of  registered investment companies have a participation in the decision as to which investment adviser or investment subadviser manages the investment company.

What are the features of the Subadvisory Agreement?

     General  oversight of the Funds will be performed by NFA as the  investment adviser for the Funds, but NWAM will provide day-to-day  portfolio management to each Fund. As a practical  matter,  however,  it is  anticipated  that under the
Subadvisory Agreement,  you will not experience a change in the level or quality of services  your Fund  currently  receives  and  day-to-day  management  of the investments  of the Funds will  continue to be  provided  by the same  portfolio managers who  currently  manage each such Fund.  The Funds will  continue to pay investment  advisory  fees only to NFA.  NFA will pay a  portion  of that fee to
NWAM. The  investment  advisory fee paid by the Funds to NFA will not change and overall expenses of the Funds are not expected to increase.

What will  happen if there  are not  enough  votes to  approve  the  Subadvisory
Agreement?

     It is important that  shareholders  complete,  sign,  date and return proxy card(s)/voting  instruction form(s) or vote by touch-tone  telephone or Internet to ensure  that there is a quorum for the  Meeting.  If we do not  receive  your proxy  card(s)/voting  instruction  form(s) or telephonic or Internet vote after several weeks, you may be contacted by officers or employees of the Trust or NFA or by our proxy solicitor,  [Solicitor,] who will remind you to vote your shares and help you return your proxy. If we do not receive sufficient votes to approve the Subadvisory Agreement, we may adjourn the Meeting to a later date so that we can continue to seek more votes.

                       NATIONWIDE VARIABLE INSURANCE TRUST
                                 1200 River Road
                                   Suite 1000
                        Conshohocken, Pennsylvania 19428
                                 (800) 848-0920

Nationwide NVIT Government      Nationwide NVIT Money     Nationwide NVIT Money
      Bond Fund                      Market Fund              Market Fund II

                                 PROXY STATEMENT

BACKGROUND

     On  April  30,  2007,  Nationwide  Financial  Services,  Inc.  ("Nationwide
Financial")  acquired  from  Nationwide  Corporation  ("NWC") the "retail  asset management  subsidiaries"  of NWD Investment  Management,  Inc.,  which includes
Nationwide  Fund Advisors  ("NFA"),  the investment  adviser for the Funds. As a result of the acquisition,  Nationwide Financial is restructuring NFA to operate exclusively as a "manager of managers" under which NFA, rather than managing the separate  series  of the  Trust  directly,  will  instead  oversee  one or  more subadvisers.

     NFA has selected Nationwide Asset Management, LLC ("NWAM"), an affiliate of
NFA, to serve as subadviser for the Funds.  After determining that the selection of NWAM as subadviser is in the best interests of the Funds'  shareholders,  the
Board of Trustees of the Trust (the "Board") is proposing (the  "Proposal") that shareholders and owners of variable life insurance  policies or variable annuity contracts entitled to give voting  instructions to the shareholders of the Funds approve NWAM as a subadviser to the series listed above  (singly,  a "Fund," and collectively,  the "Funds") of Nationwide Variable Insurance Trust (the "Trust")
and provide  day-to-day  portfolio  management to each Fund. The Proposal is not expected  to result in a change in the level or  quality of  services  the Funds currently receive.  NWAM intends that the same portfolio managers that currently manage the Funds as employees  of NFA will  continue to do so, but will do so as employees of NWAM rather than NFA.

     Although  the Funds have  received an  exemptive  order  issued by the U.S.
Securities and Exchange  Commission  ("SEC"),  which permits NFA, subject to the approval of the Funds' Board, to hire and fire unaffiliated  subadvisers without shareholder  approval (the "Manager of Managers Order"), the Manager of Managers
Order does not permit the hiring of an affiliated  subadviser unless shareholder approval is obtained.  Since NWAM is an affiliate  of NFA,  shareholders  of the
Funds  must  approve  the  proposed  subadvisory   agreement  (the  "Subadvisory
Agreement") for the Subadvisory Agreement to take effect.

GENERAL VOTING INFORMATION

Who is asking for my vote?

     This Proxy Statement is being furnished in connection with the solicitation of  proxies  by the Board to be used in  connection  with a Special  Meeting  of
Shareholders (the "Meeting") of the Funds to be held at 9:00 a.m., Eastern Time, on December  10, 2007.  The Meeting  will be conducted at the Trust's  principal executive  offices  located  at  1200  River  Road,  Suite  1000,  Conshohocken,
Pennsylvania 19428.

     This  Proxy  Statement  is also  being  furnished  in  connection  with the solicitation of voting  instructions  by Nationwide  Life Insurance  Company and
Nationwide Life and Annuity Insurance Company (collectively,  "Nationwide Life")
and certain other insurance companies (each, a "Participating Insurance Company"
and  collectively,  the  "Participating  Insurance  Companies")  from  owners of variable  annuity  contracts  and  variable  insurance  policies  (collectively,
"variable  contracts")  having  contract  values  allocated to a subaccount of a
Nationwide Life or Participating  Insurance Company separate account invested in shares of the Funds.

Who is eligible to vote?

     The Board has fixed the close of business on  September  14,  2007,  as the record date (the "Record Date") for the  determination  of  shareholders  of the
Trust  entitled to notice of and to vote at the Meeting.  In casting votes as to the Proposal, shareholders of record on the Record Date are entitled to one vote for each share and a  proportionate  fractional vote for any fraction of a share held. In addition,  variable  contract  owners of record on the Record Date have the right to instruct Nationwide Life or their Participating  Insurance Company, as applicable,  as to the manner in which the Fund shares  attributable to their variable contracts should be voted. EXHIBIT A to this Proxy Statement sets forth the  number of shares of  beneficial  interest  of each of the Funds  which were outstanding  as of the Record Date and,  therefore,  are entitled to vote at the
Meeting.

     This Proxy Statement,  Notice of Special Meeting, proxy card(s), and voting instruction forms, or a Notice of Internet  Availability of Proxy Materials were
first  mailed  to  shareholders  and  variable   contract  owners  on  or  about
[________], 2007.

     For  purposes  of this  Proxy  Statement,  the  terms  "you,"  "your,"  and
"shareholder"  refer to both  variable  contract  owners who invest in the Funds
through  their   variable   contracts  as  well  as  Nationwide   Life  and  the
Participating Insurance Companies and other direct shareholders of the Funds.

On what issues am I being asked to vote?

     The  shareholders  of the  Funds are being  asked to  consider  and vote to approve the Proposal, as set forth below.

------------------------------------------------------------ --------------------------------------------
Proposal                                                     Shareholders Entitled to Vote

------------------------------------------------------------ --------------------------------------------
To approve the Subadvisory Agreement between NFA and NWAM,   Nationwide NVIT Government Bond Fund
on behalf of each of the Funds.                              Nationwide NVIT Money Market Fund
                                                             Nationwide NVIT Money Market Fund II

------------------------------------------------------------ --------------------------------------------

     THE TRUST KNOWS OF NO BUSINESS OTHER THAN THAT DESCRIBED ABOVE THAT WILL BE
PRESENTED FOR  CONSIDERATION  AT THE MEETING.  If any other matters are properly presented,  it is the  intention  of the  persons  named on the  enclosed  proxy card(s) to vote proxies in accordance with their best judgment.

How do the Trustees recommend that I vote?

     The Trustees unanimously recommend that you vote FOR the Proposal.

How do I ensure that my vote is accurately recorded?

     Only  shareholders  of record at the close of  business  on the Record Date will be  entitled  to notice of and to vote at the  Meeting.  You may attend the
Meeting  and vote in person  or you may  complete,  sign,  date and  return  the enclosed proxy  card(s)/voting  instruction  form(s). For each Fund in which you owned  shares on the  Record  Date,  a proxy  card or voting  instruction  form, bearing the appropriate  Fund's name, is included with this Proxy Statement.  If you own shares in more than one Fund as of the  Record  Date,  you will  receive more than one proxy card or voting instruction form. You can also provide voting instructions  by telephone by calling the toll-free  number on the proxy card(s)
or by  computer  by going to the  Internet  address  provided  on the  Notice of
Internet  Availability  of Proxy  Materials  or proxy  cards and  following  the instructions.  PLEASE  COMPLETE  EACH  PROXY  CARD/VOTING  INSTRUCTION  FORM YOU
RECEIVE,  or if you vote by telephone or over the  Internet,  please vote on the proposal  as it  relates  to  each  Fund  you  own.  Your  proxy  card(s)/voting instruction form(s) must be received by the Trust or its proxy agent by the date of the Meeting in order to be counted for the  Meeting.  If you are  eligible to vote by telephone or through the Internet, separate instructions are enclosed.

     The persons  named as proxies on the  enclosed  form of proxy will vote the shares of each Fund at the Meeting in  accordance  with the timely  instructions received  from  shareholders.  If a duly signed and dated proxy is received that does not specify a choice  (for,  against,  or  abstain),  the persons  named as proxies will consider the proxy's  timely  receipt as an instruction to vote FOR the Proposal to which the proxy relates.

     With  respect  to  Nationwide  Life  and  Participating  Insurance  Company
separate accounts, Nationwide Life and each Participating Insurance Company will vote the  shares of each  Fund at the  Meeting  in  accordance  with the  timely instructions  received from persons entitled to give voting  instructions  under the variable contracts. Nationwide Life and each Participating Insurance Company are expected to vote shares  attributable  to variable  contracts as to which no voting  instructions  are  received in the same  proportion  (for,  against,  or abstain) as those for which timely instructions are received. As a result, those contract  owners  that  actually  provide  voting  instructions  may control the outcome of the vote even though  their  actual  percentage  ownership  of a Fund alone would not be sufficient to approve a Proposal.  Each share of the Funds is entitled  to  one  vote,  and  each  fraction  of  a  share  is  entitled  to  a proportionate  fractional vote. Contract owners will also be permitted to revoke
previously   submitted  voting  instructions  in  accordance  with  instructions contained in the proxy statement sent to the Funds' shareholders and to contract owners.

     If a duly signed and dated voting  instruction  form is received  that does not specify a choice,  Nationwide Life and each Participating Insurance Company, as  applicable,  will  consider the voting  instruction's  timely  receipt as an instruction to vote FOR the Proposal to which the voting instruction relates.

Whom should I call for additional information about this Proxy Statement?

     Please call [Solicitor,] the Trust's proxy solicitation agent, toll-free at
[_______].

May I revoke my proxy/voting instructions?

     Shareholders  may revoke  previously  submitted  proxies at any time by (i)
submitting to the Trust a subsequently dated proxy, (ii) delivering to the Trust a written notice of revocation,  or (iii) otherwise  giving notice of revocation at the Meeting,  in all cases prior to the exercise of the authority  granted in the proxy.

     Variable   contract   owners  may  revoke   previously   submitted   voting
instructions given to Nationwide Life or their Participating  Insurance Company, as  applicable,  at any  time  by  (i)  submitting  to  Nationwide  Life  or the
Participating  Insurance Company  subsequently dated voting  instructions,  (ii)
delivering to Nationwide Life or the  Participating  Insurance Company a written notice of  revocation,  or (iii)  otherwise  giving  notice of revocation at the
Meeting,  in all cases  prior to the  exercise of the  authority  granted in the
proxy/voting   instruction   form.   Variable  contract  owners  should  contact
Nationwide  Life or the  Participating  Insurance  Company,  as applicable,  for further  information  on  how  to  revoke  voting  instructions,  including  any applicable deadlines.

How may I get more information about the Trust and the Funds?

     The Trust will furnish,  without charge,  a copy of the Trust's most recent annual reports to shareholders  and semi-annual  reports to  shareholders,  upon request.  Such  request may be made either by writing to the Trust at 1200 River
Road, Suite 1000, Conshohocken, Pennsylvania 19428 or by calling toll-free (800)
848-0920.  Copies of the  annual and  semi-annual  reports of each Fund are also available  at the Funds'  Internet  site at  www.nationwidefunds.com  and on the
EDGAR database on the SEC's Internet site at www.sec.gov.

     Please note that only one annual or semi-annual  report or Proxy  Statement or Notice of Internet Availability of Proxy Materials may be delivered to two or more  shareholders of a Fund who share an address,  unless the Fund has received instructions  to the contrary.  The Trust will deliver  promptly upon written or oral request a separate copy of an annual or semi-annual report, Proxy Statement or Notice of Internet  Availability  of Proxy  Materials to a  shareholder  at a shared address to which a single copy of documents was  delivered.  To request a separate copy of an annual report or semi-annual report or this Proxy Statement, or Notice of Internet  Availability of Proxy  Materials,  or to request a single copy of these  documents if multiple  copies of these  documents  are  received, shareholders should contact the Fund at the address or phone number set forth on the cover page of this Proxy Statement.

INFORMATION RELATING TO THE PROPOSAL

Board of Trustees' Considerations

     At in-person  Board  meetings held on June 12 and  September 13, 2007,  the
Board,  including the Trustees who are not considered "interested persons" under the 1940 Act  ("Independent  Trustees"),  discussed and approved the Subadvisory
Agreement,  on behalf of each Fund,  and  unanimously  agreed to recommend  that shareholders approve the Subadvisory  Agreement.  The Trustees had been provided with detailed  materials  relating to NWAM in advance of the  meetings,  and met with management and portfolio managers of NWAM at the meetings.  The Independent
Trustees met in executive  session with their independent legal counsel prior to the  meetings to discuss  information  relating to the Proposal and the possible effect on the Funds.  The material factors and conclusions that formed the basis for these recommendations are discussed below.

     The Nature,  Extent,  and  Quality of the  Services  Provided  by NWAM,  as
Subadviser.   First,  the  Board  considered  Nationwide  Financial's  announced intentions that NFA will operate exclusively as a "manager of managers" in which
NFA,  rather than  managing a fund  directly,  will instead  oversee one or more subadvisers who will provide  day-to-day  portfolio  management to the Funds. IN
ADDITION,  THE  BOARD  CONSIDERED  THAT THE  CREATION  OF NWAM  REPRESENTED  THE
REORGANIZATION OF NATIONWIDE MUTUAL INSURANCE  COMPANY'S  ("NATIONWIDE  MUTUAL")
OFFICE OF INVESTMENTS INTO A SEPARATE ENTITY  WHOLLY-OWNED BY NATIONWIDE  MUTUAL
AND AS SUCH  WOULD  NOT  INVOLVE  ANY  ACTUAL  CHANGE  IN  PORTFOLIO  MANAGEMENT
RESPONSIBILITIES OR FEES REGARDING THE FUNDS.  BECAUSE NWAM WILL BE OPERATING AS
A SEPARATELY  REGISTERED  INVESTMENT  ADVISER ENTITY,  THE BOARD ALSO CONSIDERED
NWAM'S  POLICIES  AND  PROCEDURES  IN PLACE TO PREVENT THE  VIOLATION OF FEDERAL
SECURITIES  LAWS AND OTHER  MATTERS AND CONSULTED  WITH NWAM'S CHIEF  COMPLIANCE
OFFICER WITH RESPECT TO SUCH MATTERS.

     The Board then considered whether to approve the Subadvisory Agreement with
NWAM. Specifically,  the Board considered NWAM's stated intention to continue to employ the same portfolio  managers who currently provide  portfolio  management services to the Funds. The Board also considered NWAM's  representation that, as the Funds' subadviser, NWAM will continue to provide the same nature and quality of services that NFA currently provides to the Funds as its investment  adviser.
The Board also noted that, as NFA proposes to pay NWAM's  subadvisory fee out of the  advisory  fee it  receives  from each Fund  under the  investment  advisory agreement, there will be no change in the advisory fee paid by each Fund.

     As an affiliate of NFA, the Board separately determined that NWAM's service as subadviser is in the best interests of the Funds and their shareholders.  The
Board further  determined  that NWAM's service as subadviser  does not involve a conflict of interest from which NFA or NWAM derives an inappropriate advantage.

     Based on this information,  the Board concluded that the nature, extent and quality of the subadvisory  services to be provided by NWAM were appropriate for each Fund in light of its investment objective,  and, thus, supported a decision to approve the Subadvisory Agreement.

     The Investment  Performance of the Funds.  The Board  evaluated each Fund's investment  performance and considered the performance of the current  portfolio managers  who are expected to continue to manage the Funds as employees of NWAM.
The Board also reviewed the  comparative  performance of each Fund based on data provided  by Lipper.  The  Trustees  concluded  that the  historical  investment performance  record of the  portfolio  managers  who are expected to continue to manage the Funds,  in  combination  with  various  other  factors,  supported  a decision to approve the Subadvisory Agreement.

     Fee Levels;  Economies of Scale.  The Board  considered each Fund's overall fee level and noted that the overall expenses of the Funds would remain the same under the Subadvisory Agreement, as NWAM's fees are paid out of the advisory fee that NFA receives from the Funds. The Trustees considered the expense limitation agreements in place for certain Funds  whereby NFA has  contractually  agreed to waive advisory fees NFA receives from the Funds and/or to pay Fund expenses. The
Board noted that each Fund's current advisory fee schedule includes breakpoints.

     Terms of the  Subadvisory  Agreements.  The Board reviewed the terms of the
Subadvisory Agreement and concluded that the terms were fair and reasonable.

     Conclusion.  The Board,  including all of the Independent Trustees,  having considered each of the foregoing factors, concluded that each factor supported a determination to approve the Subadvisory  Agreement.  No single factor alone was determinative  in the  decision of the Board  rather the totality of the factors taken together informed the Board's  decisions.  The Board of Trustees concluded that the approval of the Subadvisory Agreement was in the best interests of each
Fund, as applicable,  and its respective  shareholders and unanimously  approved the Subadvisory Agreement.

THE PROPOSAL -- APPROVAL OF THE SUBADVISORY AGREEMENT
BETWEEN NFA AND NWAM, ON BEHALF OF EACH FUND

Background and Description of the Proposal

     Nationwide Financial is currently  restructuring NFA to operate exclusively as a "manager of  managers"  under the  Manager of Managers  Order the Trust has received from the SEC.  However,  the Manager of Managers  Order does not permit the hiring of an affiliated  subadviser unless shareholder approval is obtained.
NWAM is a wholly-owned  subsidiary of Nationwide  Mutual.  NFA is a wholly-owned subsidiary  of Nationwide  Financial,  which is a  majority-owned  subsidiary of
Nationwide  Mutual.  As such, NWAM and NFA are considered  "affiliates," as that term is defined in the 1940 Act.

     If NWAM is  approved  as the  subadviser  for the Funds,  NFA's  duties and responsibilities,  with  respect to the Funds,  will  change  from  serving as a portfolio  manager to overseeing  portfolio  management  provided by NWAM. It is anticipated that, under the Subadvisory Agreement,  day-to-day management of the investments  of the Funds will be continued by the same  portfolio  managers who currently manage each such Fund as employees of NFA, but will do so as employees of NWAM rather than NFA.  General  oversight of NWAM will be performed by NFA as the investment adviser to the Funds.

     A form of the Subadvisory  Agreement between NFA and NWAM, on behalf of the
Funds, is attached as EXHIBIT B. The key features of the  Subadvisory  Agreement are described below.

Information about NFA and NWAM

     NFA and NWAM are  investment  advisers  that  are  registered  with the SEC pursuant to the Investment  Advisers Act of 1940, as amended  ("Advisers  Act").
NFA and NWAM  provide  investment  advisory  services to  registered  investment companies.  NWAM also provides  investment  advisory  services to other types of accounts,  such as institutional  separate accounts. NFA and NWAM were organized in 1999 and 2007,  respectively,  as investment advisers.  NWAM was organized in part to serve as investment  subadviser for certain fixed income funds where NFA serves as the investment adviser.

     As described  above,  NWAM is an  affiliate  of NFA. The name,  address and principal occupation of each of the managers and principal executive officers of
NFA and NWAM are included in EXHIBIT C.

     NWAM does not  currently  serve as an investment  subadviser  for any other mutual  funds that have  comparable  investment  objectives  as the Funds.  In a separate  proxy  statement,  NWAM  is  also  proposed  to  serve  as  investment subadviser for several series of Nationwide Mutual Funds (the "NMF Funds"), some of which have comparable investment objectives with the Funds.

Key Features of the Subadvisory Agreement

     Pursuant to the Subadvisory Agreement,  NWAM will manage each Fund's assets on a day-to-day basis,  subject to NFA's overall supervisory  responsibility for the general  management and investment of each Fund's  assets.  The  Subadvisory
Agreement was approved by the Trustees,  including a majority of the Independent
Trustees, on June 12 and September 13, 2007. The key features of the Subadvisory
Agreement are described below.

     Subadvisory Services. Under the Subadvisory Agreement, NWAM, subject to the stated  investment  policies and  restrictions of the Funds as set forth in each such Fund's  prospectus  and  statement  of  additional  information,  shall (i)
conduct a continuous program of investment, evaluation and, if appropriate, sale and reinvestment of the Fund's assets and (ii) monitor on a continuous basis the performance  of the  Fund's  assets.  The  services  of NWAM are  subject to the overall supervision of NFA and the Board.

     Subadvisory Fees. Under the Subadvisory  Agreement,  NWAM is entitled to an annual fee for the management of each applicable Fund. The compensation  payable to NWAM will be paid by NFA.  The Funds are not  responsible  for payment of any subadvisory  fees to NWAM. NFA has agreed to pay  subadvisory  fees to NWAM that will increase  after December 31, 2008.  This increase in subadvisory  fees will not increase the  advisory fee each Fund pays to NFA, and  accordingly  will not cause shareholders to pay higher expenses.  The subadvisory fee schedule for the
Funds under the Subadvisory Agreement is:

Funds of the Trust      Subadvisory Fees - through December 31, 2008  Subadvisory Fees - commencing January
                                                                      1, 2009

Nationwide NVIT         0.15% on assets up to $250 million            0.175% on assets up to $250 million
  Government Bond       0.125% on assets of $250 million and more     0.15% on assets of $250 million and
  Fund                  but less than $1 billion                      more but less than $1 billion
                        0.10% on assets of $1 billion and more        0.125% on assets of $1 billion and more

Nationwide NVIT         0.04% on all assets                           0.05% on all assets
  Money Market Fund

                        0.04% on all assets                           0.05% on all assets
Nationwide NVIT
  Money Market Fund
  II

     Continuance.  If shareholders of a Fund approve the Subadvisory  Agreement, it will continue until May 1, 2009, unless earlier  terminated.  The Subadvisory
Agreement  may be continued  from year to year  thereafter by a majority vote of the Board of  Trustees  or by a vote of a majority  of  outstanding  shares of a
Fund,  provided  that,  in either  case,  the terms  and the  renewal  have been approved by the vote of a majority of the Independent Trustees,  cast in person, at a meeting called for the purpose of voting on such approval.

     Termination.  The Subadvisory  Agreement provides that it may be terminated as to any  applicable  Fund at any time,  without  the payment of any penalty by vote of a majority of the  Trustees of the Trust or by vote of a majority of the outstanding voting securities of the applicable Fund, or by NFA, or by NWAM upon not less  than 60 days  written  notice  to the  other  party.  The  Subadvisory
Agreement also provides that it will automatically and immediately  terminate in the event of its assignment.

  The Board of Trustees unanimously recommends that you vote FOR the Proposal.

FURTHER INFORMATION REGARDING THE INVESTMENT ADVISER AND OTHER SERVICE PROVIDERS
TO THE TRUST

The Investment Adviser

     NFA, located at 1200 River Road, Suite 1000,  Conshohocken,  PA 19428, is a
wholly  owned   subsidiary   of   Nationwide   Financial,   which  is  a  direct
majority-owned  subsidiary  of  NWC.  All  of the  common  stock  of  Nationwide
Corporation  is held by Nationwide  Mutual  (95.2%) and  Nationwide  Mutual Fire
Insurance Company (4.8%),  each of which is a mutual company owned by its policy holders.

     The Funds did not pay any commissions to affiliated  brokers for the fiscal year ended  December  31, 2006.  The chart below lists the amount of  investment advisory  fees that each Fund paid to NFA (then known as  "Gartmore  Mutual Fund
Capital Trust"), net of waivers, for the fiscal year ended December 31, 2006.

---------------------------------------------- ---------------------------------
                           Fund                         Advisory Fee

---------------------------------------------- ---------------------------------
Nationwide NVIT Government Bond Fund                     $5,373,333
---------------------------------------------- ---------------------------------
Nationwide NVIT Money Market Fund                        6,803,331
---------------------------------------------- ---------------------------------
Nationwide NVIT Money Market Fund II                      1,545,988
---------------------------------------------- ---------------------------------

Fund Administrator and Transfer Agent

     Under the terms of a Fund  Administration  and Transfer  Agency  Agreement,
Nationwide Fund Management LLC ("NFM"), an indirect  wholly-owned  subsidiary of
Nationwide Financial,  provides various  administrative and accounting services, including  daily  valuation  of the  Funds'  shares,  preparation  of  financial statements,  tax returns,  and regulatory reports, and presentation of quarterly reports to the Board of Trustees. NFM also serves as transfer agent and dividend disbursing agent for each of the Funds. NFM is located at 1200 River Road, Suite
1000,  Conshohocken,  Pennsylvania  19428.  Prior to May 1, 2007,  Nationwide SA
Capital   Trust  (then  known  as  "Gartmore  SA  Capital   Trust")   served  as
administrator  to the Funds,  although  NFM  (which was then known as  "Gartmore
Investors  Services,  Inc.") served as transfer agent. The chart below lists the amount  of fees  that each Fund  paid to NFM and  Nationwide  SA  Capital  Trust collectively for the fiscal year ended December 31, 2006.

---------------------------------------- ---------------------------------------------------------
                           Fund               Combined Administrator and Transfer Agent Fee

---------------------------------------- ---------------------------------------------------------
Nationwide NVIT Government Bond Fund                             $742,447
---------------------------------------- ---------------------------------------------------------
Nationwide NVIT Money Market Fund                               1,137,517
---------------------------------------- ---------------------------------------------------------
Nationwide NVIT Money Market Fund II                             197,226
---------------------------------------- ---------------------------------------------------------

     Sub-Administrator  and Sub-Transfer  Agent. NFM has entered into a Services
Agreement with BISYS Fund Services Ohio, Inc.  ("BISYS"),  effective November 1,
2001, to provide  certain fund  administration  and transfer agency services for each of the Funds.

Distributor

     Nationwide Fund Distributors LLC ("NFD"), located at 1200 River Road, Suite
1000,   Conshohocken,   Pennsylvania  19428,  serves  as  the  Funds'  principal
underwriter.  In its capacity as principal  underwriter,  NFD receives  purchase orders and redemption requests relating to shares of each of the Funds. Pursuant to a Distribution  Plan adopted under Rule 12b-1 of the 1940 Act ("12b-1 Plan"),
NFD receives fees in connection with the sale and distribution of the Nationwide
NVIT  Government  Bond  Fund's  Class II  shares  and all of the  shares  of the
Nationwide  NVIT  Money  Market  Fund  II.  None  of the  share  classes  of the
Nationwide NVIT Money Market Fund pay NFD distribution  fees or are subject to a
12b-1 Plan.  The chart below lists the amount of fees that each Fund paid to NFD for the fiscal year ended December 31, 2006.

------------------------------------------- ----------------------------------
                           Fund                      Distribution Fee

------------------------------------------- ----------------------------------
Nationwide NVIT Government Bond Fund                      $37,304
------------------------------------------- ----------------------------------
Nationwide NVIT Money Market Fund                           --
------------------------------------------- ----------------------------------
Nationwide NVIT Money Market Fund II                      772,994
------------------------------------------- ----------------------------------

Custodian

     JPMorgan  Chase Bank, 4 New York Plaza,  New York,  New York 10008,  is the
custodian for the Funds and makes all receipts and disbursements under a Custody
Agreement with the Trust.

ADDITIONAL INFORMATION ABOUT THE TRUST AND THE FUNDS

Principal Shareholders

     From time to time,  the number of shares held in "street name"  accounts of various securities dealers for the benefit of their clients may exceed 5% of the total shares  outstanding.  As of the Record Date, to the Trust's knowledge,  no other person, other than those listed on EXHIBIT D to this Proxy Statement,  had or shared voting or investment power over more than 5% of the outstanding shares of any class of any Fund.

     As of the Record Date, the executive  officers and Trustees of the Trust as a group owned less than 1% of the outstanding shares of any class of a Fund.

FURTHER INFORMATION ABOUT VOTING AND THE MEETING

     Solicitation of Proxies.  NFA will pay 100% of all costs in connection with
the  solicitation  of  proxies  from   shareholders  of  the  Trust  and  voting
instructions  from  variable  contract  owners,  as well as a  concurrent  proxy solicitation involving the NMF Funds, including the fees of a proxy solicitation firm. NFA has engaged  [Solicitor],  a professional  proxy solicitation firm, to solicit  proxies from  institutional  holders and individual  shareholders at an estimated cost of  approximately  $[_______].  NFA expects that the solicitation
will  be  primarily  by  mail,  but  also  may  include  telephone,   facsimile,
electronic, or other means of communications. If the Trust does not receive your proxy or Nationwide Life or a Participating  Insurance  Company does not receive your voting  instructions  by a certain time,  you may receive a telephone  call from [Solicitor] or officers or employees of the Trust, NFA,  Nationwide Life or a Participating  Insurance Company asking you to vote. Proxies that are obtained telephonically  will be recorded in  accordance  with the  procedures  described below.  [Solicitor]  believes that these  procedures are reasonably  designed to ensure that both the identity of the shareholder casting the vote and the voting instructions of the shareholder  are accurately  determined.  The Trust does not reimburse  Trustees and officers of the Trust or regular employees and agents of
NFA,  Nationwide  Life or a  Participating  Insurance  Company  involved  in the solicitation of proxies.

     In all  cases  where a  telephonic  proxy  is  solicited,  the  [Solicitor]
representative is required to ask for each  shareholder's full name and address, or the zip code or  employer  identification  number,  and to  confirm  that the shareholder  has received the proxy materials in the mail. If the shareholder is a corporation or other entity, the [Solicitor] representative is required to ask for the person's title and confirmation  that the person is authorized to direct the voting of the shares.  If the information  provided to a shareholder  agrees
with  the  information  in  [Solicitor]'s   possession,   then  the  [Solicitor]
representative  has  the  responsibility  to  explain  the  process,   read  the
Proposal(s)  listed  on  the  proxy  card(s),  and  ask  for  the  shareholder's instructions  on the  Proposal(s).  Although the [Solicitor]  representative  is permitted to answer  questions about the process,  he or she is not permitted to recommend to the shareholder how to vote, other than reading any  recommendation set forth in this Proxy  Statement.  [Solicitor]  will record the  shareholder's instructions on the card. Within 72 hours, the shareholder will be sent a letter or  mailgram  to  confirm  his or her vote and asking  the  shareholder  to call
[Solicitor]  immediately if his or her instructions are not correctly  reflected in the confirmation.

     Quorum.  With respect to the action to be taken by the  shareholders of the
Funds on the matter described in this Proxy Statement, the presence in person or
by  proxy  of  shareholders  of  record  (generally   Nationwide  Life  and  the
Participating  Insurance Companies) entitled to cast a majority of the shares of each Fund on the Proposal at the Meeting shall  constitute a quorum for purposes of voting upon the  Proposal  at the  Meeting.  Abstentions  shall be treated as votes present for purposes of determining  whether a quorum exists.  Because the shareholders of each Fund are voting separately on the Proposal, the presence of a quorum at the Meeting will be determined on a Fund-by-Fund basis. For purposes of determining whether the Proposal has been approved for the Trust, abstentions will have the effect of a vote "against" the Proposal.

     The  rules  of the SEC  require  that  the  Trust  disclose  in this  Proxy
Statement  the effect of "broker  non-votes."  Broker  non-votes  are shares for which a broker  holding  such  shares for a  beneficial  owner has not  received instructions  from the  beneficial  owner so that the  broker  may not  exercise discretionary  voting power with respect thereto.  As described above,  however,
Nationwide Life and each Participating  Insurance Company, as the shareholder of record of all of the Trust's shares, are expected to vote shares attributable to variable  contracts as to which no voting  instructions are received in the same proportion (for, against, or abstain) as those for which timely instructions are
received  by  Nationwide  Life  or  the  Participating   Insurance  Company,  as
applicable,  even in instances where a broker would be prevented from exercising discretion. Broker non-votes,  therefore, will be so voted by Nationwide Life or each  Participating  Insurance  Company  just  as any  other  shares  for  which
Nationwide Life or the  Participating  Insurance Company does not receive voting instructions.

     Methods of  Tabulation.  With respect to each Fund,  the  Proposal  must be approved by a "majority of outstanding voting securities" as defined in the 1940
Act,  which  means  the  lesser  of the  vote of (i)  67% or more of the  voting securities  of a Fund that are  present at a meeting  called for the  purpose of
voting  on  such  approval  or   represented  by  proxy  if  holders  of  shares
representing  more than 50% of the outstanding  voting  securities of a Fund are present or represented by proxy, or (ii) more than 50% of the outstanding voting securities of a Fund.

     Adjournment.  If a quorum is not present at the Meeting,  or if a quorum is present but sufficient votes to approve the Proposal are not received,  then the persons  named as proxies may vote to approve the Proposal for which  sufficient votes have been received and may propose one or more adjournments of the Meeting to permit further  solicitation of proxies for the Proposal for which sufficient votes  have NOT been  received;  provided,  that the  persons  named as  proxies determine that such an adjournment and additional solicitation is reasonable and in the interest of shareholders.

     Shareholder  Proposals.  The Trust is not required, and does not intend, to hold regular annual meetings of shareholders. A shareholder who wishes to submit a proposal for  consideration  for inclusion in the Trust's proxy  statement for the next  meeting  of  shareholders  (if  any)  should  send his or her  written proposal to the Trust's  offices at 1200 River Road,  Suite 1000,  Conshohocken,
Pennsylvania  19428,  so that it is received within a reasonable time in advance of any such meeting in order to be included in the Trust's  proxy  statement and proxy card relating to that meeting and presented at the meeting.  A shareholder proposal  may be presented at a meeting of  shareholders  only if such  proposal concerns  a  matter  that may be  properly  brought  before  the  meeting  under applicable federal proxy rules, state law, and other governing instruments.

     Submission  of a proposal  by a  shareholder  does not  guarantee  that the proposal  will be included in the Trust's  proxy  statement  or presented at the meeting.

     No  business  other than the  matters  described  above is expected to come before the Meeting, but should any other matter requiring a vote of shareholders arise,  including  any questions as to an  adjournment  or  postponement  of the
Meeting, the persons designated as proxies named on the enclosed proxy card will vote on such matters in accordance with the views of management.

                                       By Order of the Board of Trustees,

                                       Eric E. Miller,
                                       Secretary

                                       [________], 2007

                                    EXHIBIT A

                   Share Information as of September 14, 2007

--------------------------------------------- -------------------------------------------
                           Fund                      Number of Shares Outstanding

--------------------------------------------- -------------------------------------------
Nationwide NVIT Government Bond Fund
  Class I
  Class II
  Class III
  Class IV
  Total

--------------------------------------------- -------------------------------------------
Nationwide NVIT Money Market Fund
  Class I
  Class IV
  Class V
  Class ID
  Total

--------------------------------------------- -------------------------------------------
Nationwide NVIT Money Market Fund II
  Total

--------------------------------------------- -------------------------------------------

                                    EXHIBIT B

             Form of the Subadvisory Agreement between NFA and NWAM,
                         on behalf of each of the Funds

                              SUBADVISORY AGREEMENT

     THIS SUBADVISORY AGREEMENT ("Agreement") is made and entered into as of the
__ day of  ___,  2007,  among  NATIONWIDE  VARIABLE  INSURANCE  TRUST  (formerly
Gartmore Variable  Insurance Trust) (the "Trust"),  a Delaware  statutory trust,
NATIONWIDE  FUND ADVISORS  (formerly  Gartmore  Mutual Fund Capital  Trust) (the
"Adviser"),  a Delaware business trust registered under the Investment  Advisers
Act of 1940 (the "Advisers Act"), and NATIONWIDE ASSET MANAGEMENT,  LLC, an Ohio
limited  liability  company (the  "Subadviser"),  and also registered  under the
Advisers Act.

                              W I T N E S S E T H:

     WHEREAS,  the Trust is  registered  with the U.S.  Securities  and Exchange
Commission (the "SEC") as an open-end  management  investment  company under the
Investment Company Act of 1940, as amended (the "1940 Act");

     WHEREAS, the Adviser has, pursuant to an Investment Advisory Agreement with the Trust dated as of May 1, 2007 (the "Advisory  Agreement"),  been retained to act as  investment  adviser  for  certain of the  series of the Trust  which are listed on Exhibit A to this Agreement (each a "Fund");

     WHEREAS,  the Advisory Agreement permits the Adviser to delegate certain of its duties under the Advisory Agreement to other investment advisers, subject to the requirements of the 1940 Act; and

     WHEREAS,  the  Adviser  desires  to retain  Subadviser  to assist it in the provision  of a  continuous  investment  program for that portion of the Trust's assets  which  the  Adviser  will  assign  to the  Subadviser  (the  "Subadviser
Assets"), and Subadviser is willing to render such services subject to the terms and conditions set forth in this Agreement.

     NOW, THEREFORE, the parties do mutually agree and promise as follows:

1.  Appointment as Subadviser.  The Adviser hereby retains the Subadviser to act as investment  adviser for and to manage the  Subadviser  Assets  subject to the supervision of the Adviser and the Board of Trustees of the Trust and subject to the terms of this Agreement;  and the Subadviser hereby accepts such employment.
In such  capacity,  the  Subadviser  shall  be  responsible  for the  investment management of the Subadviser  Assets.  It is recognized  that the Subadviser now acts, and that from time to time hereafter may act, as investment adviser to one or more other  investment  companies and to fiduciary or other managed  accounts and that the Adviser and the Trust have no objection to such activities.

2. Duties of Subadviser.

(a)  Investments.  The  Subadviser is hereby  authorized and directed and hereby agrees,  subject to the stated investment policies and restrictions of each
     Fund as set forth in that Fund's  prospectus  and  statement of  additional information as currently in effect and as supplemented or amended from time to time  (collectively  referred to  hereinafter as the  "Prospectus")  and subject to the directions of the Adviser and the Trust's Board of Trustees, to purchase,  hold and sell  investments  for the Subadviser  Assets and to monitor on a continuous basis the performance of the Subadviser  Assets. In providing these services,  the Subadviser will conduct a continual  program of investment,  evaluation  and, if appropriate,  sale and  reinvestment of each fund's Subadviser Assets. The Adviser agrees to provide the Subadviser with such  assistance as may be reasonably  requested by the  Subadviser in connection  with its activities  under this Agreement,  including,  without limitation,  information  concerning each Fund, its funds available,  or to become available,  for investment and generally as to the conditions of the
     Fund's affairs.

(b)  Compliance with Applicable Laws and Governing Documents. In the performance of its duties and obligations  under this Agreement,  the Subadviser  shall act in  conformity  with  the  Prospectus  and the  Trust's  Agreement  and
     Declaration  of Trust and  By-Laws as  currently  in effect and, as soon as practical after the Trust,  the Fund or the Adviser notifies the Subadviser thereof,  as  supplemented,  amended  and/or  restated  from  time  to time
     (referred  to  hereinafter  as the  "Declaration  of Trust" and  "By-Laws,"
     respectively) and with the instructions and directions  received in writing from the  Adviser or the  Trustees  of the Trust and will  conform  to, and comply with, the requirements of the 1940 Act, the Internal Revenue Code of
     1986, as amended (the "Code"),  and all other applicable  federal and state laws and  regulations.  Notwithstanding  the  foregoing,  the Adviser shall remain  responsible  for ensuring each Fund's overall  compliance  with the
     1940 Act,  the Code and all other  applicable  federal  and state  laws and regulations  and the  Subadviser  is only  obligated  to  comply  with this subsection (b) with respect to the Subadviser Assets.

     The Adviser will provide the Subadviser with  reasonable  advance notice of any change in a Fund's investment objectives,  policies and restrictions as stated in the Prospectus,  and the Subadviser  shall, in the performance of its duties and  obligations  under this  Agreement,  manage the  Subadviser
     Assets  consistent with such changes,  provided the Subadviser has received prompt  notice of the  effectiveness  of such changes from the Trust or the
     Adviser.  In addition to such  notice,  the  Adviser  shall  provide to the
     Subadviser a copy of a modified  Prospectus  reflecting  such changes.  The
     Adviser acknowledges and agrees that the Prospectus will at all times be in compliance with all disclosure  requirements  under all applicable  federal and state laws and regulations relating to the Trust or a Fund,  including, without limitation, the 1940 Act, and the rules and regulations thereunder, and that the  Subadviser  shall have no liability in connection  therewith, except  as to  the  accuracy  of  material  information  furnished  by  the
     Subadviser  to a Fund or to the Adviser  specifically  for inclusion in the
     Prospectus.  The  Subadviser  hereby  agrees to provide to the Adviser in a
     timely  manner  such  information   relating  to  the  Subadviser  and  its
     relationship to, and actions for, a Fund as may be required to be contained in the Prospectus or in the Trust's registration statement on Form N-1 A.

(c)  Voting of Proxies.  The Subadviser shall have the power to vote,  either in person or by proxy,  all securities in which the  Subadviser  Assets may be invested  from  time to time,  and shall  not be  required  to seek or take instructions  from the Adviser or the Fund or take any action with  respect thereto.  If both the Subadviser and another  entity  managing  assets of a
     Fund have  invested in the same  security,  the  Subadviser  and such other entity will each have the power to vote its pro rata share of the security.

          The Subadviser will establish a written  procedure for proxy voting in compliance with current applicable rules and regulations, including but not limited to Rule 30b1-4 under the 1940 Act. The Subadviser  will provide the
     Adviser or its designee,  a copy of such  procedure and establish a process for the timely  distribution of the Subadviser's voting record with respect to the Fund's  securities and other  information  necessary for the Fund to complete  information  required  by Form  N-1A  under  the 1940 Act and the
     Securities Act of 1933, as amended (the "Securities  Act"), Form N-PX under the 1940 Act,  and Form  N-CSR  under the  Sarbanes-Oxley  Act of 2002,  as amended, respectively.

(d)  Agent.  Subject to any other  written  instructions  of the  Adviser or the
     Trust,  the  Subadviser  is hereby  appointed the Adviser's and the Trust's agent and  attorney-in-fact  for the limited purposes of executing  account documentation,  agreements, contracts and other documents as the Subadviser shall be requested by brokers, dealers, counterparties and other persons in connection  with its  management of the Subadviser  Assets.  The Subadviser agrees  to  provide  the  Adviser  and the  Trust  with  copies of any such agreements executed on behalf of the Adviser or the Trust.

(e)  Brokerage. The Subadviser is authorized,  subject to the supervision of the
     Adviser  and the Trust's  Board of  Trustees,  to  establish  and  maintain accounts on behalf of the Fund with,  and place orders for the purchase and sale of the  Subadviser  Assets with or through,  such persons,  brokers or dealers  (collectively,  "Broker(s)") as Subadviser may elect and negotiate commissions to be paid on such transactions.  The Subadviser,  however,  is not  required to obtain the consent of the Adviser or the Trust's  Board of
     Trustees prior to establishing any such brokerage  account.  The Subadviser shall place all orders for the purchase  and sale of portfolio  investments for a Fund's  account  with  Brokers  selected  by the  Subadviser.  In the selection of such Brokers and the placing of such  orders,  the  Subadviser shall seek to obtain for the Fund the most  favorable  price and  execution available, except to the extent it may be permitted to pay higher brokerage commissions  for brokerage and research  services,  as provided  below.  In using its reasonable  efforts to obtain for a Fund the most favorable price and execution available,  the Subadviser,  bearing in mind such Fund's best interests  at all times,  shall  consider  all  factors it deems  relevant, including price, the size of the transaction, the breadth and nature of the market for the security, the difficulty of the execution, the amount of the commission,  if any,  the  timing of the  transaction,  market  prices  and trends,  the reputation,  experience and financial  stability of the Broker involved,  and the  quality  of  service  rendered  by the  broker in other transactions. Subject to such policies as the Trustees may determine, or as may be mutually agreed to by the Adviser and the Subadviser, the Subadviser shall not be deemed to have acted  unlawfully  or to have breached any duty created  by this  Agreement  or  otherwise  solely by reason of its  having caused a Fund to pay a broker that provides brokerage and research services
     (within  the meaning of Section  28(e) of the  Securities  Exchange  Act of
     1934) to the  Subadviser  an  amount of  commission  for  effecting  a Fund investment  transaction  that is in excess of the amount of commission that another  broker would have charged for effecting  that  transaction  if but only if, the Subadviser  determines in good faith that such  commission was reasonable in relation to the value of the brokerage and research  services provided by such Broker or dealer viewed in terms of either that particular transaction  or the  overall  responsibility  of  the  Subadviser  and  its affiliates  with respect to the accounts as to which it and its  affiliates exercise investment discretion.

     It is recognized  that the services  provided by such Brokers may be useful to the Subadviser in connection with the  Subadviser's  and its affiliates'
     services to other  clients.  On  occasions  when the  Subadviser  deems the purchase  or sale of a security  to be in the best  interests  of a Fund as well as other clients of the Subadviser and its affiliates, the Subadviser, to the extent permitted by applicable laws and regulations,  may, but shall be under no obligation to, aggregate the securities to be sold or purchased in order to obtain the most favorable price or lower brokerage  commissions and efficient execution. In such event, allocation of securities so sold or purchased,  as well as the expenses  incurred in the  transaction,  will be made by the  Subadviser  in the manner the  Subadviser  considers to be the most  equitable and consistent  with its fiduciary  obligations to the Fund and to such  other  clients.  It is  recognized  that in some  cases,  this procedure  may  adversely  affect the price paid or received by the Fund or the size of the position obtainable for, or disposed of by, the Fund.

(f)  Securities  Transactions.  The Subadviser and any affiliated  person of the
     Subadviser will not purchase  securities or other  instruments from or sell
     securities  or  other  instruments  to  a  Fund;  provided,   however,  the
     Subadviser  and  any  affiliated  person  of the  Subadviser  may  purchase
     securities  or  other   instruments   from  or  sell  securities  or  other
     instruments to a Fund if such  transaction is permissible  under applicable laws and regulations or orders, including, without limitation, the 1940 Act and the Advisers Act and the rules and regulations promulgated thereunder.

     The Subadviser,  including its Access Persons (as defined in subsection (e)
     of Rule 17j-1  under the 1940 Act),  agrees to observe and comply with Rule
     17j-1  and the  Subadviser's  Code of  Ethics  (which  shall  comply in all material respects with Rule 17j-1), as the same may be amended from time to time. On a quarterly  basis,  the Subadviser will either (i) certify to the
     Adviser that the  Subadviser  and its Access Persons have complied with the
     Subadviser's  Code of Ethics with respect to the Subadviser  Assets or (ii)
     identify any violations  which have occurred with respect to the Subadviser
     Assets.

(g)  Books and Records.  The Subadviser shall maintain separate detailed records of all matters  pertaining to  management  of the Trust (the  "Subadviser's
     Records") including, without limitation, brokerage and other records of all securities  transactions.  The  Subadviser  acknowledges  that  the  Fund's records  are  property  of the Trust.  The  Subadviser's  Records  shall be available to the Adviser at any time upon reasonable  request during normal business hours and shall be available for telecopying  without delay to the
     Adviser  during any day that the Fund is open for business.  The Subadviser shall not be responsible for the provision of  administrative,  bookkeeping or accounting  services to the Trust. The Adviser hereby  acknowledges that the Subadviser is not responsible  for pricing  portfolio  securities,  and that the  Adviser,  the Trust and the  Subadviser  will rely on the pricing agent  chosen  by the  Board of  Trustees  for the  prices  of  securities;
     provided,  however,  that to the extent that such pricing agents are unable to provide prices for certain  securities,  the Subadviser  will assist the
     Adviser in obtaining a price for such securities.

(h)  Information Concerning Subadviser Assets and Subadviser.  From time to time as the  Adviser or a Fund may  request,  the  Subadviser  will  furnish the
     requesting   party  reports  on  portfolio   transactions  and  reports  on
     Subadviser Assets held in the portfolio,  all in such detail as the Adviser or a Fund may  reasonably  request.  The  Subadviser  will also  inform the
     Adviser  in a timely  manner of  material  changes  in  portfolio  managers responsible  for  Subadviser  Assets,  any  changes  in  the  ownership  or management of the Subadviser,  or of material changes in the control of the
     Subadviser. Upon reasonable request, the Subadviser will make available its officers and employees to meet with the Trust's Board of Trustees to review the Subadviser Assets.

     The Subadviser  will maintain  compliance  procedures for each Fund that it believes is adequate to ensure  each Fund's  compliance,  and will  provide such  information  as may be  required  for a Fund or the Adviser to comply with  their  respective  obligations,  under  applicable  laws,  including, without  limitation,  the  Code,  the  1940  Act,  the  Advisers  Act,  the
     Securities  Act and any state  securities  laws, and any rule or regulation thereunder.

(i)  Custody Arrangements. The Subadviser shall on each business day provide the
     Adviser and the Trust's  custodian such  information as the Adviser and the
     Trust's  custodian may  reasonably  request in such form as may be mutually agreed upon relating to all transactions concerning the Subadviser Assets.

(j)  Historical  Performance  Information.  To the  extent  agreed  upon  by the parties, the Subadviser will provide the Trust with historical  performance information on similarly managed investment companies or for other accounts to be  included  in the  Prospectus  or for any  other  uses  permitted  by applicable law.

3.  Independent  Contractor.  In the  performance of its duties  hereunder,  the
Subadviser  is and  shall be an  independent  contractor  and  unless  otherwise expressly  provided  herein or otherwise  authorized  in writing,  shall have no authority to act for or represent a Fund, the Trust or the Adviser in any way or otherwise be deemed an agent of a Fund, the Trust or the Adviser.

4. Expenses. During the term of this Agreement, Subadviser will pay all expenses incurred by it in connection with its activities under this Agreement other than the cost of securities,  commodities and other investments  (including brokerage commissions  and other  transaction  charges,  if any) purchased for a Fund. The
Subadviser  shall,  at its sole  expense,  employ or associate  itself with such persons as it believes to be  particularly  fitted to assist it in the execution of its duties under this Agreement.  The Subadviser shall not be responsible for the Trust's,  a Fund's or Adviser's  expenses,  including any  extraordinary and non-recurring  expenses.  The Trust or the  Adviser,  as the case may be,  shall reimburse  the  Subadviser  for any  expenses of a Fund or the Adviser as may be reasonably  incurred by such  Subadviser  on behalf of such Fund or the Adviser, including any  extraordinary and  non-recurring  expenses.  The Subadviser shall keep and  supply to the Trust and the  Adviser  reasonable  records  of all such expenses.

5. Compensation. For the services provided and the expenses assumed with respect to the Fund pursuant to this  Agreement,  the Subadviser will be entitled to the fee  listed for each Fund on  Exhibit  A. Such fees will be  computed  daily and payable no later than the seventh  (7th)  business day following the end of each month, from the Adviser or the Trust,  calculated at an annual rate based on the
Subadviser Assets' average daily net assets.

The method of determining net asset value of the Subadviser  Assets for purposes hereof  shall be the same as the  method  of  determining  net  asset  value for purposes of establishing  the offering and redemption price of the shares of the
Trust  as  described  in the  Fund's  Prospectus.  If this  Agreement  shall  be effective for only a portion of a month, the aforesaid fee shall be prorated for the portion of such month during which this Agreement is in effect.

6. Representations and Warranties of Subadviser.  The Subadviser  represents and warrants to the Adviser and the Fund as follows:

(a)  The  Subadviser is  registered as an investment  adviser under the Advisers
     Act;

(b)  The Subadviser has filed a notice of exemption  pursuant to Rule 4.14 under the  Commodity  Exchange  Act, as amended (the "CEA"),  with the  Commodity
     Futures  Trading   Commission   (the  "CFTC")  and  the  National   Futures
     Association (the "NFA"), or is not required to file such exemption;

(c)  The Subadviser is a limited liability  company,  duly organized and validly existing  under  the laws of the  State of Ohio  with the  power to own and possess its assets and carry on its business as it is now being conducted;

(d)  The execution, delivery and performance by the Subadviser of this Agreement are within the  Subadviser's  powers and have been duly  authorized  by all necessary action on the part of its Board of Managers, and no action by, or in respect of or filing with, any governmental  body, agency or official is required on the part of the  Subadviser  for the  execution,  delivery  and performance  by the  Subadviser  of  this  Agreement,  and  the  execution, delivery  and  performance  by the  Subadviser  of  this  Agreement  do not contravene  or  constitute a default  under (i) any provision of applicable law, rule or regulation,  (ii) the Subadviser's governing  instruments,  or
     (iii)  any  agreement,   judgment,   injunction,  order,  decree  or  other
     instrument binding upon the Subadviser;

(e)  The  Form  ADV of the  Subadviser  provided  to the  Adviser  is a true and complete  copy of the  form,  including  that part or parts of the Form ADV filed with the SEC,  that part or parts  maintained  in the  records of the
     Adviser,  and/or that part or parts provided or offered to clients, in each case as  required  under the  Advisers  Act and rules  thereunder,  and the information  contained  therein is accurate  and  complete in all  material respects and does not omit to state any material fact necessary in order to make the statements  made, in light of the  circumstances  under which they were made, not misleading.  In addition,  the Subadviser agrees to promptly provide the Trust with updates of its Form ADV.

7.  Representations  and  Warranties  of  Adviser.  The Adviser  represents  and warrants to the Subadviser as follows:

(a)  The Adviser is registered as an investment adviser under the Advisers Act;

(b)  The Adviser has filed a notice of exemption pursuant to Rule 4.14 under the
     CEA with the CFTC and the NFA or is not required to file such exemption;

(c)  The Adviser is a business trust duly  organized and validly  existing under the laws of the State of  Delaware  with the power to own and  possess  its assets and carry on its business as it is now being conducted;

(d)  The  execution,  delivery and  performance by the Adviser of this Agreement are  within  the  Adviser's  powers  and have been duly  authorized  by all necessary  action  on the part of its  shareholders  or  directors,  and no action by or in respect of or filing with, any governmental body, agency or official is required on the part of the Adviser for the execution, delivery and  performance  by the  Adviser  of this  Agreement,  and the  execution, delivery and performance by the Adviser of this Agreement do not contravene or constitute a default under (i) any provision of applicable  law, rule or
     regulation,   (ii)  the  Adviser's  governing  instruments,  or  (iii)  any agreement,  judgment, injunction, order, decree or other instrument binding upon the Adviser;

(e)  The Form ADV of the Adviser  provided to the  Subadviser and the Trust is a true and  complete  copy of the form,  including  that part or parts of the
     Form ADV filed with the SEC,  that part or parts  maintained in the records of the Adviser,  and/or that part or parts  provided or offered to clients, in each case as required under the Advisers Act and rules  thereunder,  and the information  contained therein is accurate and complete in all material respects and does not omit to state any material fact necessary in order to make the statements  made, in light of the  circumstances  under which they were made, not misleading;

(f)  The Adviser  acknowledges  that it received a copy of the Subadviser's Form
     ADV prior to the execution of this Agreement; and

(g)  The Adviser and the Trust have duly  entered  into the  Advisory  Agreement pursuant  to which the Trust  authorized  the  Adviser  to enter  into this
     Agreement.

8.  Representations  and  Warranties  of the  Trust.  The Trust  represents  and warrants to the Adviser and the Subadviser as follows:

(a)  The Trust is a statutory  trust duly formed and validly  existing under the laws of the State of Delaware  with the power to own and possess its assets and carry on its business as it is now being conducted;

(b)  The Trust is registered as an investment company under the 1940 Act and the
     Fund's shares are registered under the Securities Act;

(c)  The execution,  delivery and performance by the Trust of this Agreement are within the Trust's  powers and have been duly  authorized  by all necessary action on the part of the Trust and its Board of Trustees, and no action by or in  respect  o f; or  filing  with,  any  governmental  body,  agency or official is required on the part of the Trust for the  execution,  delivery and  performance  by the  Adviser  of this  Agreement,  and the  execution, delivery and  performance  by the Trust of this Agreement do not contravene or constitute a default under (i) any provision of applicable  law, rule or regulation, (ii) the Trust's governing instruments, or (iii) any agreement, judgment,  injunction,  order,  decree or other instrument binding upon the
     Trust; and

(d)  The Trust acknowledges that it received a copy of the Subadviser's Form ADV prior to execution of this Agreement.

9. Survival of Representations and Warranties;  Duty to Update Information.  All
representations and warranties made by the Subadviser, the Adviser and the Trust pursuant to Sections 6, 7 and 8, respectively, shall survive for the duration of this  Agreement  and the  parties  hereto  shall  promptly  notify each other in writing  upon  becoming  aware  that any of the  foregoing  representations  and warranties are no longer true.

10. Liability and Indemnification.

(a)  Liability.  In the  absence  of  willful  misfeasance,  bad  faith or gross negligence  on the part of the  Subadviser  or a reckless  disregard of its duties hereunder, the Subadviser, each of its affiliates and all respective members,  officers,  directors,  managers and employees  ("Affiliates") and each person,  if any, who within the meaning of the Securities Act controls the Subadviser ("Controlling Persons") shall not be subject to any expenses or  liability  to the  Adviser,  the  Trust  or a Fund  or any of a  Fund's
     shareholders.  In the  absence of willful  misfeasance,  bad faith or gross negligence on the part of the Adviser or a reckless disregard of its duties hereunder,  the Adviser,  any of its  Affiliates  and each of the Adviser's
     Controlling  Persons,  if any, shall not be subject to any liability to the
     Subadviser,  for any act or  omission  in the case of, or  connected  with, rendering services hereunder or for any losses that may be sustained in the purchase,  holding or sale of Subadviser Assets;  provided,  however,  that nothing  herein shall  relieve the Adviser and the  Subadviser  from any of their obligations under applicable law, including,  without limitation, the federal and state securities laws and the CEA.

(b)  Indemnification.  The Subadviser shall indemnify the Adviser and the Trust, and their respective  Affiliates and Controlling  Persons for any liability and expenses,  including reasonable  attorneys' fees, which the Adviser and the Trust and their  respective  Affiliates  and  Controlling  Persons  may sustain as a result of the  Subadviser's  willful  misfeasance,  bad faith, gross negligence,  reckless  disregard of its duties hereunder or violation of applicable law,  including,  without  limitation,  the federal and state securities  laws or the CEA.  Subject to the above  standard  of care,  the
     Subadviser will indemnify the Adviser and the Trust,  and their  respective
     Affiliates  and  Controlling   Persons  for  any  liability  and  expenses,
     including  reasonable  attorneys' fees, to which they may be subjected as a result  of  the  Subadviser  providing  inaccurate  historical  performance
     calculations   concerning  the  Subadviser's   composite  account  data  or
     historical   performance   information  on  similarly  managed   investment
     companies  or  accounts,  except  that the  Adviser and the Trust and their respective  Affiliates and Controlling Persons shall not be indemnified for any  liability  or  expense  resulting  from  their  negligence  or willful misconduct in using such information.

     The  Adviser  shall  indemnify  the  Subadviser,  its  Affiliates  and  its
     Controlling Persons,  for any liability and expenses,  including reasonable attorneys'  fees,  which  may be  sustained  as a result  of the  Adviser's willful misfeasance, bad faith, gross negligence, reckless disregard of its duties  hereunder  or  violation  of  applicable  law,  including,  without limitation, the federal and state securities laws or the CEA.

11. Duration and Termination.

(a)  Duration. Unless sooner terminated, this Agreement shall continue until May
     1, 2009, with respect to any Fund covered by this Agreement  initially and, for any Fund subsequently added to this Agreement,  an initial period of no more than two years  that  terminates  on the  second  May 1st that  occurs following the effective  date of this  Agreement with respect to such Fund, and thereafter shall continue  automatically  for successive annual periods
     with  respect  to  each  of  the  Funds,   provided  such   continuance  is
     specifically approved at least annually by the Trust's Board of Trustees or vote of the  lesser  of (a) 67% of the  shares of a Fund  represented  at a meeting if holders of more than 50% of the outstanding shares of a Fund are present  in  person  or by proxy or (b)  more  than 50% of the  outstanding shares of a Fund;  provided  that in either event its  continuance  also is approved  by a majority  of the Trust's  Trustees  who are not  "interested persons"  (as defined in the 1940 Act) of any party to this  Agreement,  by vote cast in person at a meeting  called for the  purpose of voting on such approval.

(b)  Termination.  Notwithstanding  whatever  may  be  provided  herein  to  the contrary,  this Agreement may be terminated at any time, without payment of any penalty:

     (i)  By vote of a majority of the Trust's Board of Trustees, or by "vote of a  majority  of the  outstanding  voting  securities"  of the Fund (as defined in the 1940 Act),  or by the  Adviser,  in each case,  upon at least 60 days' written notice to the Subadviser;

     (ii) By any  party  hereto  immediately  upon  written  notice to the other parties in the event of a breach of any provision of this Agreement by either of the other parties; or

     (iii) By the  Subadviser  upon at  least  60 days'  written  notice  to the
          Adviser and the Trust.

          This  Agreement  shall not be assigned (as such term is defined in the
          1940  Act)  and  shall  terminate  automatically  in the  event of its assignment or upon the termination of the Advisory Agreement.

12. Duties of the Adviser. The Adviser shall continue to have responsibility for all services to be provided to the Fund  pursuant to the Advisory  Agreement and shall oversee and review the  Subadviser's  performance of its duties under this
Agreement.  Nothing  contained in this  Agreement  shall obligate the Adviser to provide any funding or other  support for the purpose of directly or  indirectly promoting investments in each Fund.

13.  Reference to Subadviser.  Neither the Adviser nor any Affiliate or agent of the Adviser shall make  reference to or use the name of Subadviser or any of its
Affiliates,  or any of their clients,  except references concerning the identity of and services  provided by Subadviser to a Fund,  which  references  shall not differ in  substance  from  those  included  in the Fund's  Prospectus  and this
Agreement,  in any  advertising  or  promotional  materials  without  the  prior approval of Subadviser,  which approval  shall not be  unreasonably  withheld or delayed.  The Adviser hereby agrees to make all reasonable  efforts to cause the
Fund and any Affiliate thereof to satisfy the foregoing obligation.

14.  Amendment.  This Agreement may be amended by mutual consent of the parties, provided that the terms of any material  amendment shall be approved by: (a) the
Trust's Board of Trustees or by a vote of a majority of the  outstanding  voting securities  of the Fund (as  required  by the 1940  Act),  and (b) the vote of a majority of those Trustees of the Trust who are not "interested  persons" of any party to this  Agreement  cast in person at a meeting  called for the purpose of voting on such approval, if such approval is required by applicable law.

15.  Confidentiality.  Subject to the duties of the  Adviser,  the Funds and the
Subadviser to comply with applicable law, including any demand of any regulatory or taxing  authority  having  jurisdiction,  the parties  hereto  shall treat as confidential  all  information  pertaining  to the Funds and the  actions of the
Subadviser, the Adviser and the Funds in respect thereof.

16. Notice. Any notice that is required to be given by the parties to each other under the terms of this  Agreement  shall be in  writing,  delivered,  or mailed postpaid to the other parties,  or transmitted by facsimile with  acknowledgment of receipt,  to the parties at the  following  addresses or  facsimile  numbers, which may from time to time be  changed  by the  parties  by notice to the other party:

(a)  If to the Subadviser:

          Nationwide Asset Management, LLC
          One Nationwide Plaza
          Columbus, OH 43215
          Attn:
          Facsimile:

          With a copy to:

          Nationwide Mutual Insurance Company
          One Nationwide Plaza
          Columbus, OH 43215
          Attn:  Office of General Counsel/Investments
          Facsimile:

(b)  If to the Adviser:

          Nationwide Fund Advisors
          1200 River Road - Suite 1000
          Conshohocken, PA 19428
          Attention:  Legal Department
          Facsimile:  (484) 530-1323

(c)  If to the Trust:

          Nationwide Variable Insurance Trust
          1200 River Road - Suite 1000
          Conshohocken, PA 19428
          Attention:  Legal Department
          Facsimile:  (484) 530-1323

17.  Jurisdiction.  This  Agreement  shall be  governed by and  construed  to be consistent with the Advisory  Agreement and in accordance with  substantive laws of the State of Delaware without  reference to choice of law principles  thereof and in accordance  with the 1940 Act. In the case of any conflict,  the 1940 Act shall control.

18.  Counterparts.  This Agreement may be executed in one or more  counterparts, each of  which  shall  be  deemed  an  original,  all of  which  shall  together constitute one and the same instrument.

19.  Certain  Definitions.  For the  purposes  of this  Agreement  and except as
otherwise  provided  herein,   "interested  person,"  "affiliated  person,"  and
"assignment" shall have their respective  meanings as set forth in the 1940 Act, subject, however, to such exemptions as may be granted by the SEC.

20. Captions. The captions herein are included for convenience of reference only and shall be ignored in the construction or interpretation hereof.

21.  Severability.  If any  provision  of this  Agreement  shall be held or made invalid by a court  decision or  applicable  law, the remainder of the Agreement shall not be affected adversely and shall remain in full force and effect.

22. Nationwide Variable Insurance Trust and its Trustees.  The terms "Nationwide
Variable  Insurance  Trust" and the "Trustees of Nationwide  Variable  Insurance
Trust" refer respectively to the Trust created and the Trustees, as trustees but not  individually or personally,  acting from time to time under the Declaration of Trust made and dated as of September  30, 2004, as has been or may be amended from time to time, and to which reference is hereby made.

     IN WITNESS WHEREOF,  the parties hereto have executed this Agreement on the day and year first written above.

                                     TRUST
                                     NATIONWIDE VARIABLE INSURANCE TRUST

                                     By:
                                     Name:
                                     Title:

                                     ADVISER
                                     NATIONWIDE  FUND ADVISORS

                                     By:
                                     Name:
                                     Title:

                                     SUBADVISER
                                     NATIONWIDE ASSET MANAGEMENT, LLC

                                     By:
                                     Name:
                                     Title:

                                    EXHIBIT A
                              SUBADVISORY AGREEMENT
                                  BY AND AMONG

                      NATIONWIDE VARIABLE INSURANCE TRUST,

                            NATIONWIDE FUND ADVISORS

                                       and

                        NATIONWIDE ASSET MANAGEMENT, LLC

                              Effective ____, 200_*

Funds of the Trust       Subadvisory Fees - through December 31, 2008  Subadvisory Fees - commencing January
                                                                       1, 2009

Nationwide NVIT          0.15% on assets up to $250 million            0.175% on assets up to $250 million
  Government Bond        0.125% on assets of $250 million and more     0.15% on assets of $250 million and
  Fund                   but less than $1 billion                      more but less than $1 billion
                         0.10% on assets of $1 billion and more        0.125% on assets of $1 billion and more

Nationwide NVIT          0.04% on all assets                           0.05% on all assets
  Money Market Fund

Nationwide NVIT          0.04% on all assets                           0.05% on all assets
  Money Market Fund
  II

*As most recently approved at the September 13, 2007 Board meeting.

                                    EXHIBIT B
                           SUBADVISORY AGREEMENT AMONG
                      NATIONWIDE VARIABLE INSURANCE TRUST,
                          NATIONWIDE FUND ADVISORS and
                        NATIONWIDE ASSET MANAGEMENT, LLC
                              Effective ____, 200_

     In connection with securities  transactions for a Fund, the Subadviser that is (or whose affiliated person is) entering into the transaction,  and any other investment  manager that is advising an affiliate of the Fund (or portion of the
Fund)  (collectively,  the "Managers" for the purposes of this Exhibit) entering into the transaction  are prohibited from consulting with each other  concerning transactions  for the Fund in  securities  or other assets and, if both Managers are  responsible  for  providing  investment  advice to the Fund,  the Manager's responsibility in providing advice is expressly limited to a discrete portion of the Fund's portfolio that it manages.

     This  prohibition  does  not  apply to  communications  by the  Adviser  in connection  with the Adviser's (i) overall  supervisory  responsibility  for the general  management and investment of the Fund's assets;  (ii)  determination of the  allocation  of assets among the  Manager(s),  if any; and (iii)  investment discretion with respect to the investment of Fund assets not otherwise  assigned to a  Manager.  This  prohibition  also  does  not  apply to  communications  or disclosures  required  by  applicable  law or  necessary  in order to comply (or ensure compliance) with applicable law.

                                    EXHIBIT C

            Managers and Principal Executive Officers of NFA and NWAM

     The name and  principal  occupation  of each of the managers and  principal executive officers of NFA are set forth below. The address of each person listed below is Nationwide Funds Group, 1200 River Road, Suite 1000,  Conshohocken,  PA
19428.

Name and Address            Principal Occupation                       Position with NFA

John H. Grady               President and Director of Nationwide       President
                            Funds Group, which includes NFA,
                            Nationwide Fund Management LLC and
                            Nationwide Fund Distributors LLC.

Gerald J. Holland           Senior Vice President and Chief            Senior Vice President and
                            Operating Officer of Nationwide Funds      Chief Operating Officer
                            Group; Treasurer of the Trust.

Eric E. Miller              Senior Vice President, General Counsel     Senior Vice President,
                            and Assistant Secretary of Nationwide      General Counsel and
                            Funds Group; Secretary of the Trust.       Assistant Secretary

Nancy Scholz                Vice President and Chief Compliance        Vice President and Chief
                            Officer of NFA.                            Compliance Officer

Douglas Castagna            Senior Vice President-US Head of Finance   Senior Vice President-US
                            and Accounting and Treasurer, Nationwide   Head of Finance and
                            Funds Group                                Accounting and Treasurer

Robert W. Horner            Associate Vice President and Assistant     Associate Vice President
                            Secretary of Nationwide Mutual Insurance   and Secretary
                            Company

     The name and  principal  occupation  of each of the managers and  principal executive  officers  of NWAM are set forth  below.  The  address of each  person listed below is One Nationwide Plaza, Columbus, OH 43215.

Name and Address            Principal Occupation                       Position with NWAM
                            Senior Vice President and Chief
Gail G. Snyder              Investment Officer of Nationwide Mutual    President and Manager
                            Insurance Company

Thomas M. Powers            Vice President - Fixed Income of           Vice President and Manager
                            Nationwide Mutual Insurance Company

Carol L. Dove               Vice President and Assistant Treasurer     Treasurer
                            of Nationwide Mutual Insurance Company
Daniel J. Murphy            Assistant Treasurer of Nationwide Mutual   Assistant Treasurer
                            Insurance Company

Kevin D. Grether            Chief Compliance Officer of Nationwide     Chief Compliance Officer
                            Asset Management, LLC

Robert W. Horner            Associate Vice President and Assistant     Secretary
                            Secretary of Nationwide Mutual Insurance
                            Company

Thomas E. Barnes            Senior Vice President and Secretary of     Assistant Secretary
                            Nationwide Mutual Insurance Company

Robert A. Rosholt           Executive Vice President and Chief         Manager
                            Financial Officer of Nationwide Mutual
                            Insurance Company

Kathy R. Richards           Corporate Governance Officer of            Assistant Secretary
                            Nationwide Mutual Insurance Company

                                    EXHIBIT D

                 Principal Shareholders as of September 14, 2007

------------------------------------------- -------------------------------- ---------------------------
    Name and Address of Shareholder          Number of Shares Beneficially   Percent of the Class held
                                                         Owned                     by Shareholder

------------------------------------------- -------------------------------- ---------------------------

------------------------------------------- -------------------------------- ---------------------------

                       NATIONWIDE VARIABLE INSURANCE TRUST
                                 1200 River Road
                                   Suite 1000
                        Conshohocken, Pennsylvania 19428
                                 (800) 848-0920

Nationwide NVIT Government     Nationwide NVIT Money     Nationwide NVIT Money
        Bond Fund                   Market Fund              Market Fund II

           NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS FOR THE
         SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON DECEMBER 10, 2007

     This  communication  presents only an overview of the more  complete  proxy materials  that are  available  to you on the  Internet  relating  to the series listed above  (singly,  a "Fund," and  collectively,  the "Funds") of Nationwide
Variable  Insurance  Trust (the "Trust").  We encourage you to access and review all of the important information contained in the proxy materials before voting.

     The following materials are available for view: Proxy Statement/Proxy Card

     To view this material,  have the 12-digit Control Number(s) (located on the following page) available and visit: [website address]

     IF YOU  WANT TO  RECEIVE  A  PAPER  OR  E-MAIL  COPY  OF THE  ABOVE  LISTED
DOCUMENTS,  YOU MUST  REQUEST  ONE.  THERE IS NO CHARGE TO YOU FOR  REQUESTING A
COPY.  PLEASE MAKE THE REQUEST AS  INSTRUCTED  BELOW ON OR BEFORE  [MONTH DATE,]
2007 TO FACILITATE TIMELY DELIVERY.

     To  request a paper or e-mail  copy of the above  listed  documents  or for directions on how to attend the meeting and vote  in-person,  please contact the
Trust or its agent through one of the following methods:

                               Internet: [website]
                          Telephone: [telephone number]
                             Email*: [email address]

*    If  requesting  material by e-mail,  please send a blank e-mail with the 12
     Digit Control Number  (located on the following  page) in the subject line.
     No other request, instruction or other inquiry should be included with your
     e-mail.

                         Special Meeting of Shareholders

     The Special Meeting of Shareholders for the shareholders of record for each
Fund,  as of the close of  business  on  September  14,  2007,  is to be held on
December 10, 2007 at 9:00 a.m.,  Eastern Time,  at 1200 River Road,  Suite 1000,
Conshohocken, Pennsylvania 19428.

                                  The Proposal

     The Board of Trustees of the Trust unanimously recommends that you vote FOR the Proposal:

     1.  To  approve  a  new  investment  subadvisory  agreement  by  and  among
Nationwide Fund Advisors,  Nationwide  Asset  Management,  LLC and the Trust, on
behalf of the Nationwide NVIT Government Bond Fund, Nationwide NVIT Money Market
Fund, and Nationwide NVIT Money Market Fund II.

      No personal information other than the Control Number is necessary to execute this proxy.

                                 PROXY TABULATOR
                                    [ADDRESS]
                             [CITY, STATE ZIP CODE]

VOTE BY PHONE
o    Read the Proxy Statement and have this card at hand
o    Call toll-free [Phone #]
o    Follow the recorded instructions
o    Do not return this paper ballot

VOTE ON THE INTERNET
o    Read the Proxy Statement and have this card at hand
o    Log on to [Website address]
o    Follow the on-screen instructions
o    Do not return this paper ballot

VOTE BY MAIL
o    Read the Proxy Statement and have this card at hand
o    Check the appropriate boxes on reverse
o    Sign and date proxy card
o    Return promptly in the enclosed envelope

  Your prompt response will save your Fund the expense of additional mailings.

999 999 999 999 99

                      NATIONWIDE VARIABLE INSURANCE TRUST

FUND/INSURANCE COMPANY NAME PRINTS HERE          SPECIAL MEETING OF SHAREHOLDERS
FUND/INSURANCE COMPANY NAME PRINTS HERE          PROXY SOLICITED BY THE TRUSTEES

The  undersigned,  revoking  previous  proxies,  hereby  appoint(s)  William  J.
Baltrus, Allan J. Oster, and James A. Bernstein,  or any one of them, attorneys, with  full  power of  substitution,  to vote all  shares of the  Fund(s)  of the
Nationwide Variable Insurance Trust (the "Trust"), as indicated above, which the undersigned  is entitled  to vote at a Special  Meeting of  Shareholders  of the
Trust to be held at 1200 River  Road,  Suite  1000,  Conshohocken,  Pennsylvania
19428,  on Monday,  December 10, 2007, at 9:00 a.m.,  Eastern  time,  and at any adjournments  thereof.  All powers may be exercised by two or more of said proxy holders or substitutes  voting or acting or, if only one votes and acts, then by that one.  This proxy  shall be voted on the  proposals  described  in the Proxy
Statement as specified on the reverse side.

Receipt of the Notice of Special  Meeting of Shareholders  and the  accompanying
Proxy Statement is hereby acknowledged.

                                               PLEASE SIGN, DATE, AND
                                               RETURN PROMPTLY IN THE
                                               ENCLOSED ENVELOPE

                                        Date: ________________________

                               -------------------------------------------------

                               -------------------------------------------------

                               Signature(s) (Title(s),         (Sign in the Box)
                               if applicable)
                               NOTE:  Please sign  exactly as your name  appears
                               on this  proxy  card.  When  shares  are  held by
                               joint  tenants,  at least one holder should sign.
                               When  signing in a  fiduciary  capacity,  such as
                               executor,   administrator,   trustee,   attorney,
                               guardian,  etc.,  please so  indicate.  Corporate
                               and  partnership  proxies  should be signed by an
                               authorized person indicating the person's title.

                                                                      NVIT PC sc

Please fill in box(es) as shown using black or blue ink or number 2 pencil.   X
PLEASE DO NOT USE FINE POINT PENS.

Please refer to the Proxy Statement discussion of each of these proposals.

IF NO  SPECIFICATION  IS MADE AND THIS PROXY IS SIGNED AND  RETURNED,  THE PROXY
SHALL BE VOTED FOR THE PROPOSALS.

As to any other matter,  said attorneys shall vote in accordance with their best judgment. THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING:

                                                                                   FOR     AGAINST    ABSTAIN

1.   To approve a new investment  subadvisory  agreement by and among Nationwide
     Fund Advisors Trust,  Nationwide  Asset  Management,  LLC and the Trust, on
     behalf of the Nationwide NVIT  Government Bond Fund,  Nationwide NVIT Money
     Market Fund, and Nationwide NVIT Money Market Fund II.

                    PLEASE SIGN AND DATE ON THE REVERSE SIDE.

                                                                NVIT MID PC (sc)